EXHIBIT 10.28
SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

 THIS SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (the “Amendment”) is made and entered into effective as of December 30, 2014, by and between [i] STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation having an address of 1040 East Main Street, Louisville, Kentucky 40206 (“Lender”), and [ii] GERMAN AMERICAN BANCORP, INC., an Indiana corporation with an address at 711 Main Street, Jasper, Indiana 47546 (the “Borrower”).

WHEREAS, Borrower and Lender are parties to a certain Loan Agreement dated as of January 25, 2013, as amended by that certain Omnibus Amendment to Loan Documents dated as of December 31, 2013 (collectively, the “Loan Agreement”; certain capitalized terms used in this Amendment have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined in this Amendment) pursuant to which Lender agreed to make the Loan to Borrower (as the term is defined in the Loan Agreement, the “Loan”) in the face principal amount of $10,000,000.00, as evidenced by that certain Promissory note (Revolving Note) dated as of January 25, 2013, as amended by that certain Omnibus Amendment to Loan Documents dated as of December 31, 2013, with a final maturity date of December 30, 2014 (collectively, the “Revolving Note”), subject to and in accordance with the provisions of the Loan Agreement and the other Loan Documents; and
WHEREAS, Lender and Borrower desire to amend certain provisions of the Loan Agreement to extend the maturity date of the Revolving Note, and to make such other modifications to the Loan Documents as are set forth herein.
NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

ARTICLE 1
AMENDMENT TO LOAN AGREEMENT

1.1    Effective as of the date hereof, Section 1.34 of the Loan Agreement is hereby amended and restated to read as follows:
1.34.    “Revolving Loan Expiration Date” means December 29, 2015, or such later date or dates, if applicable, as to which Borrower and Lender (each in their sole and absolute discretion, which may be exercised arbitrarily) may agree in writing.

1.2    Effective as of the date hereof, Section [A][ii] of Schedule 1 to the Loan Agreement is hereby amended and restated to read as follows:
[ii]    Promissory Note dated as of January 25, 2013, made by GERMAN AMERICAN BANCORP, INC., an Indiana corporation (the "Borrower"), to the order of STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation ("Lender"), in the face principal amount of $10,000,000.00, as amended by that certain Omnibus Amendment to Loan Documents effective as of December 31, 2013, as further amended by that certain Second Omnibus Amendment to Loan Documents effective as of December 30, 2014 (collectively, the "Revolving Note") and maturing on December 29, 2015.
1.3    Effective as of the date hereof, the Revolving Note Exhibit is hereby amended as follows:

A.    Each reference to the Final Maturity Date is hereby amended to mean December 29, 2015.

1.4    Effective as of the date hereof, each reference to the Loan Agreement contained in any of the Loan Documents shall be deemed to refer to the Loan Agreement as the same has been amended pursuant to this Amendment.

ARTICLE 2
AMENDMENT TO STOCK PLEDGE AGREEMENT

2.1    Effective as of the date hereof, each reference to the Revolving Note, the Loan Agreement, or the final maturity date of the Revolving Note contained in that certain Stock Pledge Agreement dated as of January 25, 2013, as amended by that certain Omnibus Amendment to Loan Documents dated as of December 31, 2013, shall hereby be deemed to refer to the same as amended by this Amendment.

ARTICLE 3
AMENDMENT TO REVOLVING NOTE

3.1    Effective as of the date hereof, the Revolving Note is hereby amended as follows:

A.    Each reference to the Final Maturity Date is hereby amended to mean December 29, 2015.

3.2    This Amendment is not intended to, and shall not, affect a novation of the obligations expressed in the Revolving Note or the Loan Documents. Except as expressly provided herein, the Revolving Note shall continue to be in full force and effect from and after the date of this Amendment as it was prior to the date hereof.

ARTICLE 4
AMENDMENT TO LOAN DOCUMENTS

4.1    Effective as of the date hereof, each reference to the Loan Agreement or any of the Loan Documents (as the term is defined in the Loan Agreement) shall mean and be deemed to refer to each of the same as modified by this Amendment.

ARTICLE 5
CONDITIONS TO EFFECTIVENESS

5.1    This Amendment shall become effective when, and only when, [i] Lender has received this Amendment duly executed by Borrower together with any extension fees, unused loan fees, and required payments of principal or interest due under the Loan Documents as of the date hereof, and [ii] Lender has received such other documents, instruments and certificates as Lender may reasonably request to insure the binding effect in accordance with the terms hereof and of the Loan Documents and to establish the security for the benefit of Lender contemplated thereby.

ARTICLE 6
MISCELLANEOUS PROVISIONS

6.1    Except as modified by this Amendment, all of the provisions of the Loan Documents shall continue in full force and effect in the same form as they existed immediately prior to the effectiveness of this Amendment. This Amendment is not intended to, and shall not, affect a novation of the obligations expressed in the Loan Documents, nor are any of the Loan Documents intended to be released, altered or changed in any manner except as expressly provided herein, and the lien of such documents shall continue to be in full force and effect from and after the date of this Amendment as it was prior to the date hereof.
6.2    By executing this Amendment, the Borrower hereby represents and warrants that the parties signing this Amendment and any other documents related thereto on behalf of the Borrower each have the full power and authority to execute the same, and that the above mentioned documents are binding and enforceable against the Borrower in accordance with their respective terms.
6.3    The Borrower hereby acknowledges and agrees that neither it nor any other party has any defenses or offsets to the payment of any amount due to Lender under any of the Loan Documents, and that neither it nor any other party has any defenses to the performance of any of the obligations arising under or in connection with any of the other Loan Documents.
6.4    This Amendment contains the final, complete and exclusive understanding of the parties to it with regard to its subject matter, may not be modified except pursuant to a writing signed by the party charged with the modification, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it and shall be governed in all respects by the laws of the Commonwealth of Kentucky. Borrower agrees to pay all costs and expenses incurred by Lender, including reasonable attorneys’ fees, in connection with the preparation of this Amendment and the documents delivered pursuant to it.

Borrower hereby restates and confirms each of the representations and warranties contained in the Loan Agreement and the other Loan Documents to which it is a party, respectively, as modified by this Amendment, and represents and warrants to, and agrees with, Lender that it has no offsets, defenses, claims or counterclaims to, or in connection with, any of its obligations pursuant thereto.
This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

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IN TESTIMONY WHEREOF, witness the signatures of each of the parties to this Amendment effective as of the date first set forth above.

“Borrower”

GERMAN AMERICAN BANCORP, INC., an Indiana corporation

By:	/s/ Bradley M. Rust

Print Name:	Bradley M. Rust

Title:	EVP/CFO

STATE OF	Indiana		)
		)	ss:
COUNTY OF	Dubois	)

On this, the 30th day of December, 2014, before me, a Notary Public, the undersigned officer, personally appeared Bradley M. Rust, who acknowledged himself to be the EVP/CFO of GERMAN AMERICAN BANCORP, INC., an Indiana corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Melissa L. Hafele
Notary Public
My commission expires: March 20, 2015

“Lender”

STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation

By:	/s/ James E. Brown

Print Name:	James E. Brown

Title:	Senior Vice President

STATE OF KENTUCKY	)
		)	ss:
COUNTY OF	Jefferson	)

On this, the 31st day of December, 2014, before me, a Notary Public, the undersigned officer, personally appeared James E. Brown, who acknowledged himself/herself to be the Senior Vice President of STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation, and that he/she, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Tammy Kraft
Notary Public
My commission expires: November 3, 2018

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